                                    AMENDMENT

         THIS AMENDMENT to Escrow Agreement is made as of the 24th day of August, 1998, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card") and THE BANK OF NEW YORK (the "Escrow Agent").

                                   WITNESSETH:

         WHEREAS, American Card and Escrow Agent are parties to an escrow agreement dated as of May 1, 1998 (the "Escrow Agreement"); and

         WHEREAS, American Card has adjusted the offering price of its common stock in its initial public offering from $17.00 to $11.00 per share; and

         WHEREAS, in connection with such per share price adjustment, the Minimum Amount, as defined in the Escrow Agreement, shall decrease to $5,000,600.

         NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

         1. The first sentence of Section 4 of the Escrow Agreement is hereby amended by deleting the reference to "$5,001,400" and substituting "5,000,600" in lieu therefor.

         2. Except as amended hereby, the Escrow Agreement remains in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                           AMERICAN CARD TECHNOLOGY, INC.

                                              By:      /s/ Raymond Findley
------------------------------                    ------------------------------
                                                    Its President

------------------------------


                                              THE BANK OF NEW YORK

                                              By:      /s/ Matthew G. Lewis
------------------------------                    ------------------------------
                                                    Its Assistant Treasurer

------------------------------